WILSHIRE MUTUAL FUNDS SUMMARY PROSPECTUS APRIL 30, 2020
Large Company Growth Portfolio Investment Class Shares (DTLGX) Institutional Class Shares (WLCGX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2020, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://advisor.wilshire.com/OurProducts/MutualFunds/WilshireLargeCompanyGrowthPortfolio.aspx, email a request to Wilfunds@Wilshire.com, call (866) 591-1568, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Fund” and collectively, the “Funds”), each Fund a series of Wilshire Mutual Funds, Inc., will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-866-591-1568 or, if you own any shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-866-591-1568. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the fund complex or at your financial intermediary.

Investment Objective
The Large Company Growth Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap growth sub-category.

Fees and Expenses of the Large Company Growth Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.32%	0.25%
Total Annual Portfolio Operating Expenses	1.32%	1.00%
Less Fee Waiver(1)	(0.02)%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver	1.30%	1.00%

(1)
Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2021 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date on which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$132	$416	$722	$1,588
Institutional Class	$102	$318	$552	$1,225
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies

•	The Portfolio focuses on the large company growth segment of the U.S. equity market.

•
The Portfolio invests substantially all of its assets in common stock of companies with larger market capitalizations—within the market capitalization range and composition of the companies composing the Russell 1000® Growth Index (as of December 31, 2019, this range was between approximately $2.32 billion and $1.29 trillion). The market capitalization and composition of the companies in the Russell 1000® Growth Index are subject to change.

•	The Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

•
The Portfolio invests in companies that historically have above average earnings, cash flow growth or sales growth and retention of earnings, often such companies have above average price to earnings ratios. The Portfolio may focus its investments in companies in one or more economic sectors.

•	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:
Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Loomis Sayles is an active manager with a long-term, private equity approach to investing. Through its proprietary, bottom-up research framework, Loomis Sayles looks to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.
Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Portfolio, Los Angeles Capital uses its Dynamic Alpha Stock Selection Model®, a proprietary model, which seeks to generate incremental returns above the Portfolio’s benchmark, the Russell 1000® Growth Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk may become sell candidates while securities with improving alphas or those which decrease portfolio risk may become buy candidates. Alpha is a measure of expected performance on a risk-adjusted basis.
Fred Alger Management, LLC. (“Alger Management”). Alger Management believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefiting from new regulations, a new product innovation or new management.
In managing its portion of the Portfolio, Alger Management invests in equity securities of companies of any market capitalization that Alger Management believes demonstrate promising growth potential. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
In managing its portion of the Portfolio, Alger Management intends to invest a substantial portion of its assets in a small number of issuers, and may focus its portfolio in fewer business sectors or industries. Generally, the portion of the Portfolio managed by Alger Management will hold approximately 50 securities, although the number of holdings may occasionally exceed this number for a variety of reasons. Alger Management’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the portion of the Portfolio managed by Alger Management may engage in active trading of portfolio securities.
The Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as large cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.
Principal Risks
You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:
Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the subadvisers and individual portfolio managers of the Portfolio will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio’s portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.
Active Trading Risk. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance. Active trading could raise transaction costs, thereby lowering the Portfolio’s returns, and could result in adverse tax consequences, such as increased taxable distributions to shareholders and distributions that may be taxable to shareholders at higher federal income tax rates.

Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Cyber Security Risks. The Adviser, subadvisers and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s net asset value (“NAV”) or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
Growth Stocks Risk. Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value. Expected growth may not be realized.
Large-Cap Company Risk. Investments in larger, more established companies may involve risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Portfolio to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Portfolio’s NAV, causing the Portfolio to sell the investment at a lower market price and unable to realize what a subadviser believes should be the price of the investment. In addition, the Portfolio potentially will be unable to pay redemption proceeds within the allowable period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.
Market Risk. For equity securities, stock market movements may affect the Portfolio’s NAV. Declines in the Portfolio’s NAV will result from decline in the market prices for specific securities held by the Portfolio. There is also the possibility that the price of the security held by the Portfolio will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. The price of each stock held by a fund may decline in response to conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; pandemics, epidemics and other similar circumstances in one or more countries or regions; and currency and interest rate fluctuations. Market risk may affect a single security, company, industry, sector or the entire market.
Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Quantitative Risk. Some of the Portfolio’s subadvisers portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have many controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.
Small Number of Holdings Risk. Under normal circumstances, the portion of the Portfolio managed by Alger Management invests in a small number of issuers. Therefore, the Portfolio’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings. At times, the performance of shares of particular companies will lag the performance of other sectors or the market as a whole. The risk is magnified when a fund has a small number of holdings. Generally, the more broadly a fund invests, the more it spreads its risks and potentially reduces the risk of loss and volatility.
Sector Risk. If the Portfolio focuses in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the Portfolio’s investments in that sector, which can increase the volatility of the Portfolio’s performance.
Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s growth style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.
Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://advisor.wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.
During the periods shown in the bar chart, the highest return for a quarter was 15.99% (quarter ended March 31, 2019) and the lowest return for a quarter was -15.53% (quarter ended September 30, 2011).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.
Average Annual Total Returns
(periods ended December 31, 2019)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	28.61%	11.93%	12.67%
Return After Taxes on Distributions	25.76%	9.05%	10.46%
Return After Taxes on Distributions and Sale of Shares	18.90%	8.92%	9.96%
Institutional Class
Return Before Taxes	29.02%	12.28%	13.04%
Russell 1000® Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	36.39%	14.63%	15.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.
Management
Adviser
Wilshire Associates Incorporated
Subadvisers and Portfolio Managers
Loomis Sayles
Aziz V. Hamzaogullari, CFA, is the Chief Investment Officer and founder of the Growth Equity Strategies Team at Loomis Sayles and Portfolio Manager of the Portfolio. Mr. Hamzaogullari has served as Portfolio Manager since September 2015.
Los Angeles Capital
Thomas D. Stevens, CFA, Chairman and CEO of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.
Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.
Daniel E. Allen, CFA, President of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.
Alger Management
Ankur Crawford, Ph.D., is an Executive Vice President and serves Portfolio Manager of various Alger strategies. Dr. Crawford has been with Alger Management since 2004 and has served as Portfolio Manager of the Portfolio since March 2020.
Patrick Kelly, CFA, is an Executive Vice President and Head of Alger Management’s Capital Appreciation and Spectra Strategies. He also serves as Portfolio Manager of various Alger strategies. Mr. Kelly has been with Alger Management since 1999 and has served as Portfolio Manager of the Portfolio since March 2020.

Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the Portfolio are as follows:
Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.
Tax Information
The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-866-591-1568
http://advisor.wilshire.com